SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited (formerly GFN Australasia Holdings Pty Limited), an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van").

TABLE OF CONTENTS
		Page

Item 1.01	Entry Into a Material Agreement	1

Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1	Amendment No. 1 dated May 3, 2013 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

Exhibit 99.1	Press Release of GFN dated May 6, 2013

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Item 1.01 Entry Into a Material Definitive Agreement

On May 3, 2013, Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA entered into Amendment No. 1 (the “First Amendment”) to Pac-Van’s senior credit facility which permits Pac-Van to pay dividends in each fiscal year to GFN so that GFN may pay dividends on GFN’s Series C Cumulative Redeemable Perpetual Preferred Stock (the “Series C Preferred Stock”).  The First Amendment permits Pac-Van and its subsidiaries to pay dividends to GFN in each fiscal year equal to the lesser of $4,000,000 or the amount equal to the dividend rate of the Series C Preferred Stock and its aggregate liquidation preference and the actual amount of dividends required to be paid to the Series C Preferred Stock under its certificate of designation; provided that the payment of such dividends does not cause a default or event of default under Pac-Van’s senior credit facility, Pac-Van is solvent, Pac-Van is permitted to borrow $4,000,000 or more under the credit facility, Pac-Van is in compliance with the fixed charge coverage ratio covenant of its senior credit facility after giving effect to the payment and the dividends are paid no earlier than ten business days prior to the date they are due.

The foregoing description of the First Amendment is qualified in its entirety by the First Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

On May 6, 2013 GFN announced the commencement of an underwritten public offering of an original issuance of the Series Preferred Stock. The Company has applied to list the shares of Series C Preferred Stock on the NASDAQ Global Select Market.

A copy of the press release of GFN dated May 6, 2013 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1	Amendment No. 1 dated May 3, 2013 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

99.1	Press Release of GFN dated May 6, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: May 7, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Amendment No. 1 dated May 3, 2013 among Pac-Van, Wells Fargo Bank, National Association and HSBC Bank USA, NA

99.1	Press Release of GFN dated May 6, 2013

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